UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2004
Date of Filing: May 7, 2004

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Gibraltar Drive, Milpitas, California		95035

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5: Other Events.
ITEM 7: Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1

ITEM 5: Other Events.

     On May 7, 2004, Solectron Corporation (the “Registrant’) filed a Prospectus Supplement, dated May 6, 2004, to and with the Prospectus dated August 29, 2001, included as part of the Registration Statement on Form S-3 of the Registrant (Registration No. 333-64454-01) (the “Registration Statement”), which Prospectus Supplement and Prospectus relate to the offering of 17,109,948 shares of the Registrant’s common stock. On May 6, 2004, the Registrant entered into an Underwriting Agreement with Goldman, Sachs & Co., relating to the offering and sale by the Registrant of up to 17,109,948 shares of common stock under the Registration Statement. In connection with such offering, the Registrant is filing certain exhibits as part of this Form 8-K, which are incorporated herein by reference in their entirety.

ITEM 7: Financial Statements and Exhibits.

     (c) Exhibits:

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated May 6, 2004, between the Registrant and Goldman, Sachs & Co.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 7, 2004	Solectron Corporation

/s/ Perry Hayes

Perry Hayes
Treasurer and Vice President of Investor Relations

EXHIBIT INDEX

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated May 6, 2004, bewteen the Registrant and Goldman, Sachs & Co.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).